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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                         ------------------------------


         Date of Report (Date of earliest event reported): May 20, 2008


                        PROVIDENT BANKSHARES CORPORATION
               (Exact name of registrant as specified in charter)


   MARYLAND                        0-16421                  52-1518642
(State or other                 (Commission                (IRS Employer
jurisdiction of                  File Number)             Identification No.)
incorporation)

              114 EAST LEXINGTON STREET, BALTIMORE, MARYLAND 21202 (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (410) 277-7000

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01       OTHER EVENTS.
                ------------

         At the May 20, 2008 SunTrust Robinson Humphrey financial institutions conference in New York, New York, Provident Bankshares Corporation's (the "Company") Chief Financial Officer, Dennis Starliper, confirmed that the Company will continue its efforts to increase its tangible capital level to a level more consistent with the Company's peer group. To this end, the Company recently completed an equity offering of approximately $65 million, and the Company's wholly-owned subsidiary, Provident Bank, issued approximately $50.0 million in subordinated debt. Mr. Starliper confirmed that the Company has no present intention of raising additional capital through the issuance of additional securities, but will seek to increase tangible capital through other means including effective balance sheet management.

         This document contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding business strategies, intended results and future performance. Forward-looking statements are preceded by such terms as "expects," "believes," "anticipates," "intends," and similar expressions. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements in this document should be evaluated together with the uncertainties that affect the Company's business, particularly those mentioned under the headings "Forward-looking Statements" and "Item 1A. Risk Factors" in the Company's Form 10-K for the year ended December 31, 2007, and in its reports on Form 10-Q and Form 8-K, which the Company incorporates by reference.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     PROVIDENT BANKSHARES CORPORATION


                                     /s/ Dennis A. Starliper
                                     ------------------------------------------
                                     Dennis A. Starliper
                                     Executive Vice President and Chief
                                     Financial Officer

Date:  May 21, 2008